Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Sphere 500 Climate Fund
(the “Fund”),
a series of Manager Directed Portfolios the (“Trust”)

Supplement dated September 18, 2023 to the Fund’s Prospectus and
Statement of Additional Information (“SAI”),
each dated January 31, 2023, as previously supplemented

On September 15, 2023, the Board of Trustees of the Trust approved a change in principal underwriter of the Fund.

Effective September 22, 2023, Ultimus Fund Distributors, LLC has replaced Vigilant Distributors, LLC as the Fund’s principal underwriter. Accordingly, all references in the Prospectus and SAI to “Vigilant Distributors, LLC” as the Fund’s principal underwriter are hereby deleted and replaced with references to “Ultimus Fund Distributors, LLC.” All references to the Fund’s “distributor” or “underwriter” are deemed to be references to Ultimus Fund Distributors, LLC (“Ultimus Fund Distributors”). The address of Ultimus Fund Distributors is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Please retain this supplement for future reference.